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                             RSL COMMUNICATIONS PLC
                                    As Issuer



                            RSL COMMUNICATIONS, LTD.
                                  As Guarantor



                                       TO
                            THE CHASE MANHATTAN BANK,
                                   As Trustee






                      -------------------------------------

                          FIRST SUPPLEMENTAL INDENTURE


                         Dated as of September 28, 1999

                      -------------------------------------






                            12% Senior Notes due 2008


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                          FIRST SUPPLEMENTAL INDENTURE


                  FIRST SUPPLEMENTAL INDENTURE, dated as of September 28, 1999 (the "First Supplemental Indenture"), between RSL Communications PLC, a United Kingdom corporation, as issuer (hereinafter called the "Company"), RSL Communications, Ltd., a Bermuda corporation, as guarantor (hereinafter called the "Guarantor") and The Chase Manhattan Bank, a corporation duly organized and existing under the laws of the State of New York, as Trustee (hereinafter called the "Trustee").

                  Capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the Indenture, dated as of November 9, 1998 (the "Indenture"), among the Company, the Guarantor and the Trustee.

                                    Recitals

                  WHEREAS, the Company, the Guarantor and the Trustee entered into the respective Indentures pursuant to which the Company issued its 12% Senior Notes due 2008 (the "Securities");

                  WHEREAS, the Company has caused to be delivered to the Holders of the Securities a Consent Solicitation Statement, dated September 13, 1999 (as the same may be amended from time to time, the "Statement"), and a related Consent and Letter of Transmittal, pursuant to which the Company has solicited consents to the adoption of certain proposed amendments to the Indenture, as further described herein;

                  WHEREAS, Section 9.02 of the Indenture provide that the Company and the Guarantor, when authorized by a Board resolution, and the Trustee may amend or supplement the Indenture and the Securities with the consent of the Holders of a majority in principal amount of the outstanding Securities (the "Requisite Holders"), subject to paragraphs (1), (2), (3), (4) and (5) thereof;

                  WHEREAS, the Company has received the consents of the Holders of at least a majority in principal amount of the Securities to the amendments set forth in this First Supplemental Indenture;

                  WHEREAS, the Board of Directors of the Company and the Guarantor have authorized the execution of the First Supplemental Indenture and its delivery to the Trustee;


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                  WHEREAS, the Company and the Guarantor have delivered an
Opinion of Counsel to the Trustee pursuant to Section 9.03 of the Indenture;

                  WHEREAS, all other actions necessary to make this First Supplemental Indenture a legal, valid and binding obligation of the parties hereto in accordance with its terms and the terms of the Indenture have been performed; and

                  WHEREAS, the Company, the Guarantor and the Trustee desire to enter into, execute and deliver this First Supplemental Indenture in compliance with the provisions of the Indenture.

                  NOW, THEREFORE, the Company, the Guarantor and the Trustee hereby agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Securities:


                                   ARTICLE ONE

                             AMENDMENTS TO INDENTURE

                  Effective upon the execution of this First Supplemental Indenture the Indenture is hereby amended as follows:

                  1.1. Amendment of Article Ten. (a) Article Ten ("Covenants") of the Indenture is hereby amended by adding to the end of the first sentence of paragraph (a) of Section 10.13 ("Limitation on Asset Disposition") the following: "provided, however, that this Section 10.13 shall not apply to the issuance or sale of Capital Stock of (A) deltathree.com, Inc. ("deltathree") or
(B) RSL COM Australia Holdings Pty. Limited (to be renamed RSL Communications (Australia) Limited) or a newly-formed parent or subsidiary there of organized under the laws of Australia ("RSL Australia") made in compliance with clause (v) of Section 10.14."

                  (b) Article Ten ("Covenants") of the Indenture is hereby further amended by (i) deleting the word "and" appearing after clause (iii) of
Section 10.14 ("Limitation on Issuance and Sales of Capital Stock of Restricted Subsidiaries") and (ii) adding the following immediately after clause (iv) therein: ", and (v) issuances or sales of capital stock of each of deltathree and RSL Australia, including pursuant to stock option plans or other equity compensation and incentive plans established for each of their respective employees, directors and consultants, so long as immediately after giving effect to such issuances and sales, the issuer of such capital stock is a Restricted Subsidiary."


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                                   ARTICLE TWO

                                  MISCELLANEOUS

                  2.1.     Trustee's Disclaimer.

                  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this First Supplemental Indenture or the Securities, and it shall not be responsible for any statement of the Company or the Guarantor in this First Supplemental Indenture or any document issued in connection with the Offer.

                  2.2.     Ratification.

                  Except as hereby expressly amended, the Indenture and the Securities issued thereunder are in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. Upon execution, this First Supplemental Indenture shall form a part of the Indenture and the First Supplemental Indenture and the Indenture shall be read, taken and construed as one and the same instrument for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby.

                  2.3.     Effectiveness.

                  This First Supplemental Indenture shall become effective as of the date first above written.

                  2.4.     Governing Law.

                  THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  2.5.     Counterpart Originals.

                  The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this First Supplemental Indenture.



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                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and duly attested, all as of the day and year first above written.



The Company Seal of                         RSL COMMUNICATIONS PLC,
RSL Communications PLC was hereto
affixed in the presence of:

[Seal]                                      By: /s/ Itzhak Fisher
                                                --------------------------------
                                                Name:  Itzhak Fisher
                                                Title: President and Chief
                                                        Executive Officer


                                            By: /s/ Jacob Schuster
                                                --------------------------------
                                                Name:  Jacob Schuster
                                                Title: Secretary


                                            THE CHASE MANHATTAN BANK


                                            By: /s/ Andrew M. Deck
                                                --------------------------------
                                                Name:  Andrew M. Deck
                                                Title: Vice President


                                            RSL COMMUNICATIONS, LTD.,


                                            By: /s/ Itzhak Fisher
                                                --------------------------------
                                                Name:  Itzhak Fisher
                                                Title: President and Chief
                                                        Executive Officer




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STATE OF NEW YORK)
                    )ss.:
COUNTY OF NEW YORK)


              On the September 24, 1999, before me, the undersigned, personally appeared ITZHAK FISHER aand JACOB Z. SCHUSTER personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacities, and that by their signatures on the instrument, the individuals, or the persons upon behalf of which the individuals acted, executed the instrument.


                                                /s/ Avery S. Fisher
                                                --------------------------------
                                                    Avery S. Fisher
                                                     Notary

                                                    [NOTARIAL SEAL]


                                       6
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STATE OF NEW YORK)
                    )ss.:
COUNTY OF NEW YORK)


              On the September 24, 1999, before me, the undersigned, personally appeared ITZHAK FISHER aand JACOB Z. SCHUSTER personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacities, and that by their signatures on the instrument, the individuals, or the persons upon behalf of which the individuals acted, executed the instrument.


                                                /s/ Avery S. Fisher
                                                --------------------------------
                                                    Avery S. Fisher
                                                     Notary

                                                    [NOTARIAL SEAL]


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